UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2016

Date of reporting period:	December 1, 2015 — May 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGDEX

Putnam Global Dividend Fund

Semiannual report
5 | 31 | 16

A world of investing.®

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Global Dividend
Fund

Semiannual report
5 | 31 | 16

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Financial statements	14

Consider these risks before investing: Stock prices may fall or fail to rise over time for several reasons, including both general financial market conditions and factors related to a specific company or industry. Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. There are no guarantees that a company will continue to pay dividends. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of the 2016 calendar year, the U.S. stock and bond markets have had their share of ups and downs, even as the economy has pulled through some areas of weakness and concerns over slowing growth abroad.

Looking across the broader economic landscape, conditions in the United States appear to be better than elsewhere. Despite a multiyear U.S. bull market and economic recovery, we believe the risk of an imminent recession is low. Consumer spending and housing data remain strong, and while oil prices have rebounded, gas at the pump is substantially less expensive than it was a year ago. Overseas, by contrast, from Europe to Japan and China, we believe multiple headwinds remain.

In every market environment, Putnam’s portfolio managers are employing active, risk-conscious investment strategies backed by support from teams of equity and fixed-income research analysts. In the following pages, you will find an overview of your fund’s performance for the reporting period ended May 31, 2016, as well as an outlook for the financial markets in the coming months.

As always, we believe it is important to regularly consult with your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

2	Global Dividend Fund

Interview with your fund’s portfolio manager

Darren, could you tell us about the investing environment for the six-month reporting period ended May 31, 2016?

U.S. stocks delivered modest positive returns and non-U.S. stock performance was essentially flat. In the early months of the period, which began in December 2015, global stock markets took investors on a turbulent ride. For the U.S. market, January and February marked the worst-ever start to a year in terms of stock performance, as concerns escalated over China’s slowing economy, and oil and commodity prices plummeted even further than they already had in 2015. We saw a tremendous amount of volatility, but I don’t believe conditions were nearly as bad as were being priced into the market. Companies began announcing earnings in the midst of all this and, not surprisingly, few of them delivered optimistic outlooks, which further contributed to the market’s downward spiral. By the end of the period, however, stock prices had recovered and volatility was down dramatically from its February high. You might describe it as a brief panic with a huge sigh of relief at the end.

How did the fund perform for the period?

The fund gained 1.66% for the period, outperforming its benchmark, the MSCI World Index [ND], which returned 0.01%. However, the fund underperformed the average return of 2.22% for funds in its Lipper peer group, Global Equity Income Funds.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/16. See pages 2 and 8–10 for additional fund performance information. Index descriptions can be found on page 12.

Global Dividend Fund	3

Performance was helped by the fund’s overweight positions versus the benchmark in the communication services and utilities sectors, which performed well. Also beneficial was our decision to maintain underweight exposure to global financial stocks, which were among the worst performers for the period. A weak area for performance was our stock selection in the information technology sector.

Could you provide some examples of stocks or strategies that detracted from the fund’s performance?

The biggest detractor from performance was the fund’s investment in Lenovo Group, a China-based manufacturer and marketer of technology products and services. The stock struggled as investors became increasingly concerned about rapidly shrinking demand for personal computers, Lenovo’s key product. In addition, the company, which acquired the hardware business of IBM several years ago, has had difficulty with its more recent acquisition of Motorola Mobility’s smartphone business, as that market has become saturated. At the close of the period, we continued to maintain a position in this stock, due to the company’s solid dividend, strong cash-flow generation, and leadership in China’s PC market, where profit margins are strong.

Another disappointment was Scorpio Tankers, which provides seaborne transportation of refined oil products such as gasoline and jet fuel. The stock’s sharpest decline occurred during the early weeks of 2016, and was the result of a slowdown in charter rates. The stock remained in the portfolio at the close of the period, as we believed it continued to offer an attractive price and solid long-term growth prospects. The stock of Casetek Holdings, a maker of metal structural parts for computers and electronics, also dampened fund returns. Casetek is a key supplier to Apple, which has seen a slowdown

Allocations are shown as a percentage of the fund’s net assets as of 5/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

4	Global Dividend Fund

in sales and demand for a number of products that use Casetek casing components. In late April, Apple announced a 13% decline in revenue, its first year-over-year quarterly sales drop since 2003. Casetek remained in the portfolio at the close of the period.

Can you discuss some stocks that helped fund performance?

The top contributor to performance for the period was the fund’s investment in Philip Morris International, which manufactures and sells tobacco products in markets outside the United States. The stock performed well due to the company’s strong earnings growth and its leadership and pricing power in many world markets. Also boosting the stock was investor enthusiasm over a new product, IQOS, an electronic cigarette that heats tobacco rather than burning it. The product has been extremely successful in test markets, where users found that it more closely mimics the act of smoking than earlier versions of e-cigarettes.

Another notable contributor to fund performance was Exelon, a Chicago-based utility services holding company. The primary reason for Exelon’s share price boost was the approval and completion of its acquisition of Pepco Holdings, a utility company. As a result of the merger — the approval of which surprised investors after earlier rejections — Exelon became the largest electric utility in the United States. Finally, our decision to maintain underweight exposure to Apple helped the fund’s relative performance as Apple stock performed poorly during the period.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Global Dividend Fund	5

What role did derivatives play in the portfolio?

Although derivative investments were not a significant part of the portfolio, they did affect performance during the period. Specifically, forward currency contracts were used to hedge foreign exchange risk.

As the fund begins the second half of its fiscal year, what is your outlook?

Many of the headwinds that had been causing turbulence in the stock market — for example, oil price plunges and a strong U.S. dollar, which can hurt profitability — had eased considerably by the close of this six-month reporting period. As we head into the second half of the fund’s fiscal year, I believe the biggest concern for investors is uncertainty around the timing and frequency of future interest-rate hikes by the U.S. Federal Reserve. We are hopeful that the Fed will continue on its path to normalization of rates. Other issues that could hinder U.S. stock performance, in our view, include uncertainty related to the U.S. presidential election and persistently sluggish growth in many overseas economies.

As a value investor and portfolio manager, however, I am more focused on stock-specific risks such as valuation and earnings. While earnings growth for S&P 500 companies has been stalled for over a year, I believe we could see some improvement in the coming months, particularly if U.S. economic data remain solid.

Thank you, Darren, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Global Dividend Fund

fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

IN THE NEWS

At the gas pump this summer, it may feel a little like 2004. That’s because gas prices are expected to be at their lowest levels in 12 years, according to a recent forecast by the U.S. Energy Information Administration (EIA). The EIA expects gas to average $2.27 per gallon nationwide for the 2016 summer driving season, which runs from April through September. Although the price of West Texas Intermediate crude oil has remained above its 12-year low of $26.14 a barrel, which it hit in February of this year, the EIA forecast says the per-gallon price of gasoline this summer will be down 36 cents, or 13%, from the summer of 2015. Gas prices often rise in the summer due to a combination of increased demand and a more expensive blend of gasoline used to help reduce pollution. But if crude prices stay low, one would expect gas prices to follow suit. And with the price of gas so low, you can also expect that more people will be hitting the highways.

Global Dividend Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	19.50%	12.63%	16.70%	13.70%	16.63%	16.63%	17.65%	13.53%	20.56%
Annual average	5.72	3.78	4.94	4.09	4.92	4.92	5.21	4.04	6.01

3 years	15.68	9.03	13.08	10.08	13.01	13.01	14.00	10.01	16.59
Annual average	4.98	2.92	4.18	3.25	4.16	4.16	4.46	3.23	5.25

1 year	–5.09	–10.55	–5.74	–10.29	–5.84	–6.75	–5.55	–8.85	–4.76

6 months	1.66	–4.18	1.32	–3.61	1.20	0.21	1.45	–2.10	1.79

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8	Global Dividend Fund

Comparative index returns For periods ended 5/31/16

		Lipper Global Equity Income
	MSCI World Index (ND)	Funds category average*

Life of fund	24.98%	16.83%
Annual average	7.21	4.92

3 years	20.66	13.82
Annual average	6.46	4.35

1 year	–3.96	–3.34

6 months	0.01	2.22

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 5/31/16, there were 171, 163, 136, and 131 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	2		2	2	2		2

Income	$0.253		$0.217	$0.214	$0.230		$0.266

Capital gains

Long-term gains	0.060		0.060	0.060	0.060		0.060

Short-term gains	—		—	—	—		—

Total	$0.313		$0.277	$0.274	$0.290		$0.326

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/15	$10.75	$11.41	$10.69	$10.68	$10.71	$11.10	$10.77

5/31/16	10.61	11.26	10.55	10.53	10.57	10.95	10.63

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [1]	2.56%	2.42%	1.90%	1.86%	2.12%	2.05%	2.78%

Current 30-day SEC yield
(with expense limitation) [2,3]	N/A	1.98	1.36	1.36	N/A	1.55	2.34

Current 30-day SEC yield
(without expense limitation) [3]	N/A	1.30	0.64	0.65	N/A	0.85	1.63

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Global Dividend Fund	9

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	20.37%	13.45%	17.45%	14.45%	17.50%	17.50%	18.51%	14.36%	21.40%
Annual average	5.81	3.92	5.02	4.20	5.04	5.04	5.31	4.17	6.09

3 years	19.30	12.44	16.63	13.63	16.68	16.68	17.57	13.45	20.20
Annual average	6.06	3.98	5.26	4.35	5.28	5.28	5.54	4.30	6.32

1 year	–1.06	–6.75	–1.80	–6.54	–1.73	–2.68	–1.41	–4.86	–0.81

6 months	3.53	–2.42	3.18	–1.82	3.18	2.18	3.33	–0.29	3.66

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
11/30/15*	1.28%	2.03%	2.03%	1.78%	1.03%

Total annual operating expenses for the fiscal
year ended 11/30/15	2.00%	2.75%	2.75%	2.50%	1.75%

Annualized expense ratio for the six-month
period ended 5/31/16†	1.31%	2.06%	2.06%	1.81%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/17.

† Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 5/31/16.

10	Global Dividend Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/15 to 5/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.60	$10.37	$10.36	$9.12	$5.35

Ending value (after expenses)	$1,016.60	$1,013.20	$1,012.00	$1,014.50	$1,017.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/16, use the following calculation method. To find the value of your investment on 12/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.61	$10.38	$10.38	$9.12	$5.35

Ending value (after expenses)	$1,018.45	$1,014.70	$1,014.70	$1,015.95	$1,019.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Dividend Fund	11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12	Global Dividend Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Dividend Fund	13

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14	Global Dividend Fund

The fund’s portfolio 5/31/16 (Unaudited)

COMMON STOCKS (87.4%)*	Shares	Value

Aerospace and defense (2.1%)
BAE Systems PLC (United Kingdom)	19,742	$138,277

TransDigm Group, Inc. †	596	157,070

United Technologies Corp.	1,031	103,698

		399,045
Airlines (0.6%)
Japan Airlines Co., Ltd. (Japan)	3,400	115,974

		115,974
Automobiles (1.6%)
Daimler AG (Registered Shares) (Germany)	1,631	111,406

General Motors Co.	3,096	96,843

Nissan Motor Co., Ltd. (Japan)	8,900	89,643

		297,892
Banks (6.3%)
Australia & New Zealand Banking Group, Ltd. (Australia)	8,764	160,728

Bank of Nova Scotia (The) (Canada)	1,895	92,687

Bank of Queensland, Ltd. (Australia)	19,417	162,543

Commonwealth Bank of Australia (Australia)	1,006	56,110

JPMorgan Chase & Co.	3,574	233,275

Natixis SA (France)	14,043	67,781

PacWest Bancorp	4,604	191,895

Swedbank AB Class A (Sweden)	5,762	126,826

Wells Fargo & Co.	1,834	93,020

		1,184,865
Beverages (4.6%)
Anheuser-Busch InBev SA/NV (Belgium)	1,626	205,974

Coca-Cola Co. (The)	4,290	191,334

Coca-Cola European Partners PLC (United Kingdom)	2,867	111,268

Dr. Pepper Snapple Group, Inc.	1,882	172,015

PepsiCo, Inc.	1,834	185,546

		866,137
Biotechnology (1.3%)
AbbVie, Inc.	3,858	242,784

		242,784
Capital markets (1.8%)
AllianceBernstein Holding LP	5,760	135,418

Carlyle Group LP (The)	4,390	70,503

KKR & Co. LP	9,924	134,073

		339,994
Chemicals (1.2%)
BASF SE (Germany)	738	57,011

Dow Chemical Co. (The)	2,556	131,276

OCI Partners LP	5,264	37,374

		225,661
Commercial services and supplies (0.2%)
Edenred (France)	1,775	32,883

		32,883
Communications equipment (1.1%)
Cisco Systems, Inc.	3,858	112,075

Telefonaktiebolaget LM Ericsson (Sweden)	11,995	92,464

		204,539

Global Dividend Fund	15

COMMON STOCKS (87.4%)* cont.	Shares	Value

Construction and engineering (0.5%)
ACS Actividades de Construccion y Servicios SA (Spain)	3,022	$99,696

		99,696
Diversified financial services (0.6%)
Challenger, Ltd. (Australia)	16,542	114,011

		114,011
Diversified telecommunication services (4.4%)
AT&T, Inc.	4,436	173,669

BCE, Inc. (Canada)	3,615	166,643

CenturyLink, Inc.	1,769	47,975

Nippon Telegraph & Telephone Corp. (Japan)	2,800	122,200

Spark New Zealand, Ltd. (New Zealand)	55,863	139,680

Verizon Communications, Inc.	3,560	181,204

		831,371
Electric utilities (2.5%)
Duke Energy Corp.	1,151	90,043

Exelon Corp.	3,892	133,379

NextEra Energy, Inc.	1,031	123,844

SSE PLC (United Kingdom)	5,152	114,316

		461,582
Electronic equipment, instruments, and components (0.4%)
Synnex Technology International Corp. (Taiwan)	84,000	83,252

		83,252
Energy equipment and services (0.3%)
Aker Solutions ASA 144A (Norway) †	8,162	28,489

Transocean, Ltd. (Switzerland) S	3,392	33,208

		61,697
Food and staples retail (0.4%)
Wesfarmers, Ltd. (Australia)	2,408	70,577

		70,577
Food products (4.5%)
Kraft Heinz Co. (The)	2,801	233,015

Nestle SA (Switzerland)	3,097	228,692

Orkla ASA (Norway)	21,863	197,837

Pinnacle Foods, Inc.	4,447	187,352

		846,896
Health-care providers and services (0.3%)
Religare Health Trust (Units) (Singapore)	85,300	62,849

		62,849
Hotels, restaurants, and leisure (2.1%)
McDonald’s Corp.	1,103	134,632

OPAP SA (Greece)	11,648	95,387

TUI AG (London Exchange) (Germany)	10,642	162,919

		392,938
Household durables (1.8%)
Basso Industry Corp. (Taiwan)	62,000	132,773

Persimmon PLC (United Kingdom)	6,929	210,949

		343,722
Household products (1.2%)
Kimberly-Clark Corp.	1,837	233,372

		233,372
Independent power and renewable electricity producers (0.9%)
Atlantica Yield PLC (Spain) S	5,054	90,871

NextEra Energy Partners LP	2,603	74,264

		165,135

16	Global Dividend Fund

COMMON STOCKS (87.4%)* cont.	Shares	Value

Industrial conglomerates (1.6%)
General Electric Co.	4,695	$141,930

Siemens AG (Germany)	1,530	164,771

		306,701
Insurance (2.7%)
Admiral Group PLC (United Kingdom)	3,586	102,214

Allianz SE (Germany)	757	123,562

Delta Lloyd NV (Netherlands)	6,575	33,111

SCOR SE (France)	2,417	80,813

Zurich Insurance Group AG (Switzerland)	663	160,414

		500,114
Media (1.3%)
Comcast Corp. Class A	2,768	175,214

RTL Group SA (Belgium)	738	66,307

		241,521
Multi-utilities (1.6%)
Ameren Corp.	2,061	102,123

Veolia Environnement SA (France)	8,949	200,934

		303,057
Multiline retail (0.4%)
Myer Holdings, Ltd. (Australia)	82,211	66,312

		66,312
Oil, gas, and consumable fuels (9.0%)
Chevron Corp.	1,577	159,277

ENI SpA (Italy)	5,459	83,395

Exxon Mobil Corp.	5,783	514,803

Gaztransport Et Technigaz SA (France)	3,270	110,916

MPLX LP	1,754	55,953

Plains All American Pipeline LP	2,407	55,674

Royal Dutch Shell PLC Class A (United Kingdom)	8,875	213,057

Scorpio Tankers, Inc.	33,413	196,468

Total SA (France)	6,199	301,240

		1,690,783
Pharmaceuticals (9.3%)
AstraZeneca PLC (United Kingdom)	4,346	253,544

Bristol-Myers Squibb Co.	2,637	189,073

Eli Lilly & Co.	3,542	265,756

GlaxoSmithKline PLC (United Kingdom)	6,641	138,987

Johnson & Johnson	1,871	210,843

Merck & Co., Inc.	1,868	105,094

Pfizer, Inc.	8,832	306,470

Sanofi (France)	1,518	124,463

Takeda Pharmaceutical Co., Ltd. (Japan)	2,900	124,867

		1,719,097
Real estate investment trusts (REITs) (4.6%)
Blackstone Mortgage Trust, Inc. Class A	3,096	87,276

CYS Investments, Inc.	4,763	38,914

Equity Lifestyle Properties, Inc.	2,178	159,647

Federal Realty Investment Trust	1,007	154,262

Gaming and Leisure Properties, Inc.	5,397	177,615

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,135	84,065

Global Dividend Fund	17

COMMON STOCKS (87.4%)* cont.			Shares	Value

Real estate investment trusts (REITs) cont.
Japan Hotel REIT Investment Corp (Japan)			143	$123,867

MFA Financial, Inc.			5,540	39,943

				865,589
Real estate management and development (0.8%)
Nexity (France) †			2,804	151,127

				151,127
Semiconductors and semiconductor equipment (2.7%)
Intel Corp.			8,922	281,846

Maxim Integrated Products, Inc.			3,554	134,910

Texas Instruments, Inc.			1,369	82,961

				499,717
Software (1.9%)
Microsoft Corp.			6,774	359,022

				359,022
Specialty retail (0.5%)
Gap, Inc. (The) S			5,219	93,890

				93,890
Technology hardware, storage, and peripherals (2.5%)
Apple, Inc.			628	62,712

Canon, Inc. (Japan)			1,900	54,792

Casetek Holdings, Ltd. (Taiwan)			41,000	155,239

Lenovo Group, Ltd. (China)			200,000	122,964

Neopost SA (France)			1,186	28,635

Seagate Technology PLC S			1,719	38,781

				463,123
Tobacco (5.4%)
Altria Group, Inc.			3,949	251,314

British American Tobacco PLC (United Kingdom)			2,861	173,954

Japan Tobacco, Inc. (Japan)			4,200	166,046

Philip Morris International, Inc.			4,199	414,357

				1,005,671
Trading companies and distributors (1.5%)
ITOCHU Corp. (Japan)			4,200	52,336

Marubeni Corp. (Japan)			14,800	70,545

Mitsui & Co., Ltd. (Japan)			10,000	119,681

Rexel SA (France)			2,768	42,332

				284,894
Wireless telecommunication services (0.9%)
Vodafone Group PLC (United Kingdom)			52,575	175,785

				175,785

Total common stocks (cost $16,206,597)				$16,403,275

WARRANTS (0.7%)*	Expiration	Strike
	date	price	Warrants	Value

Gree Electric Appliances, Inc. of Zhuhai
144A (China) F	6/24/16	$0.00	39,200	$138,939

Total warrants (cost $147,449)				$138,939

CONVERTIBLE PREFERRED STOCKS (0.5%)*			Shares	Value

Alcoa, Inc. Ser. 1, $2.688 cv. pfd. S			2,247	$73,730

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.			171	16,801

Total convertible preferred stocks (cost $128,255)				$90,531

18	Global Dividend Fund

SHORT-TERM INVESTMENTS (12.9%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.61% [d]	299,350	$299,350

Putnam Short Term Investment Fund 0.41% L	2,130,663	2,130,663

Total short-term investments (cost $2,430,013)		$2,430,013

TOTAL INVESTMENTS

Total investments (cost $18,912,314)		$19,062,758

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2015 through May 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $18,770,422.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $60,957 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	59.0%	China	1.4%

United Kingdom	8.7	Canada	1.4

France	6.1	Norway	1.2

Japan	5.5	Sweden	1.2

Australia	3.4	Spain	1.0

Germany	3.3	New Zealand	0.7

Switzerland	2.2	Greece	0.5

Taiwan	2.0	Other	0.9

Belgium	1.5	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

Global Dividend Fund	19

FORWARD CURRENCY CONTRACTS at 5/31/16 (aggregate face value $3,506,901) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Australian Dollar	Buy	7/21/16	$129,863	$136,214	$(6,351)

	British Pound	Sell	6/15/16	265,503	255,294	(10,209)

	Barclays Bank PLC
	Canadian Dollar	Buy	7/21/16	218,859	218,633	226

	Euro	Sell	6/15/16	474,751	464,680	(10,071)

	Hong Kong Dollar	Buy	8/18/16	150,072	150,257	(185)

	Japanese Yen	Buy	8/18/16	274,191	284,804	(10,613)

	Citibank, N.A.
	Canadian Dollar	Buy	7/21/16	36,299	36,286	13

	Danish Krone	Buy	6/15/16	133,900	133,167	733

	Japanese Yen	Buy	8/18/16	140,267	145,907	(5,640)

	Credit Suisse International
	Euro	Buy	6/15/16	20,704	21,925	(1,221)

	Japanese Yen	Buy	8/18/16	52,118	52,735	(617)

	New Zealand Dollar	Sell	7/21/16	114,334	115,682	1,348

	Swedish Krona	Sell	6/15/16	14,273	11,901	(2,372)

	Swiss Franc	Buy	6/15/16	36,741	37,523	(782)

	Goldman Sachs International
	Australian Dollar	Sell	7/21/16	193,424	203,664	10,240

HSBC Bank USA, National Association
	Canadian Dollar	Buy	7/21/16	127,655	128,320	(665)

	Euro	Buy	6/15/16	65,675	66,178	(503)

	Euro	Sell	6/15/16	65,675	64,233	(1,442)

	JPMorgan Chase Bank N.A.
	British Pound	Buy	6/15/16	102,696	101,863	833

	Norwegian Krone	Sell	6/15/16	133,698	129,281	(4,417)

	Singapore Dollar	Buy	8/18/16	26,687	27,376	(689)

	Swiss Franc	Buy	6/15/16	78,616	79,180	(564)

	State Street Bank and Trust Co.
	Australian Dollar	Buy	7/21/16	70,992	74,738	(3,746)

	Euro	Buy	6/15/16	131,574	128,688	2,886

	Hong Kong Dollar	Buy	8/18/16	67,899	67,979	(80)

	Israeli Shekel	Buy	7/21/16	27,592	28,187	(595)

	Japanese Yen	Buy	8/18/16	79,624	82,747	(3,123)

	Norwegian Krone	Sell	6/15/16	23,919	23,117	(802)

	Swiss Franc	Buy	6/15/16	90,695	91,339	(644)

	UBS AG
	Australian Dollar	Sell	7/21/16	132,893	132,512	(381)

	Euro	Buy	6/15/16	11,799	12,491	(692)

	Total					$(50,125)

20	Global Dividend Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$1,147,547	$288,728	$—

Consumer staples	2,786,030	236,623	—

Energy	1,752,480	—	—

Financials	2,538,441	617,259	—

Health care	1,837,014	187,716	—

Industrials	880,657	358,536	—

Information technology	1,193,406	416,247	—

Materials	225,661	—	—

Telecommunication services	745,276	261,880	—

Utilities	929,774	—	—

Total common stocks	14,036,286	2,366,989	—

Convertible preferred stocks	—	90,531	—

Warrants	—	138,939	—

Short-term investments	2,130,663	299,350	—

Totals by level	$16,166,949	$2,895,809	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(50,125)	$—

Totals by level	$—	$(50,125)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund	21

Statement of assets and liabilities 5/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $292,774 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $16,482,301)	$16,632,745
Affiliated issuers (identified cost $2,430,013) (Notes 1 and 5)	2,430,013

Foreign currency (cost $10,637) (Note 1)	10,585

Dividends, interest and other receivables	57,804

Foreign tax reclaim	14,222

Receivable for shares of the fund sold	17,314

Receivable from Manager (Note 2)	17,395

Unrealized appreciation on forward currency contracts (Note 1)	16,279

Prepaid assets	33,808

Total assets	19,230,165

LIABILITIES

Payable for shares of the fund repurchased	36,231

Payable for custodian fees (Note 2)	5,771

Payable for investor servicing fees (Note 2)	6,265

Payable for Trustee compensation and expenses (Note 2)	332

Payable for administrative services (Note 2)	61

Payable for distribution fees (Note 2)	8,175

Payable for auditing and tax fees	27,246

Collateral on securities loaned, at value (Note 1)	299,350

Unrealized depreciation on forward currency contracts (Note 1)	66,404

Other accrued expenses	9,908

Total liabilities	459,743

Net assets	$18,770,422

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$19,012,965

Distributions in excess of net investment income (Note 1)	(34,710)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(307,296)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	99,463

Total — Representing net assets applicable to capital shares outstanding	$18,770,422

(Continued on next page)

22	Global Dividend Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($10,711,398 divided by 1,009,459 shares)	$10.61

Offering price per class A share (100/94.25 of $10.61)*	$11.26

Net asset value and offering price per class B share ($589,549 divided by 55,889 shares)**	$10.55

Net asset value and offering price per class C share ($2,929,348 divided by 278,074 shares)**	$10.53

Net asset value and redemption price per class M share ($1,395,600 divided by 132,056 shares)	$10.57

Offering price per class M share (100/96.50 of $10.57)*	$10.95

Net asset value, offering price and redemption price per class Y share
($3,144,527 divided by 295,952 shares)	$10.63

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund	23

Statement of operations Six months ended 5/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $20,889)	$351,018

Interest (including interest income of $2,394 from investments in affiliated issuers) (Note 5)	2,418

Securities lending (Note 1)	952

Total investment income	354,388

EXPENSES

Compensation of Manager (Note 2)	54,795

Investor servicing fees (Note 2)	17,217

Custodian fees (Note 2)	4,512

Trustee compensation and expenses (Note 2)	573

Distribution fees (Note 2)	33,498

Administrative services (Note 2)	279

Auditing and tax fees	21,900

Blue sky expense	31,415

Other	10,866

Fees waived and reimbursed by Manager (Note 2)	(53,011)

Total expenses	122,044

Expense reduction (Note 2)	(19)

Net expenses	122,025

Net investment income	232,363

Net realized loss on investments (Notes 1 and 3)	(146,388)

Net realized gain on foreign currency transactions (Note 1)	84,982

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(66,211)

Net unrealized appreciation of investments during the period	156,931

Net gain on investments	29,314

Net increase in net assets resulting from operations	$261,677

The accompanying notes are an integral part of these financial statements.

24	Global Dividend Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/16*	Year ended 11/30/15

Operations:
Net investment income	$232,363	$391,090

Net realized loss on investments
and foreign currency transactions	(61,406)	(51,083)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	90,720	(1,164,727)

Net increase (decrease) in net assets resulting
from operations	261,677	(824,720)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(238,975)	(237,123)

Class B	(11,241)	(6,763)

Class C	(53,737)	(38,434)

Class M	(29,623)	(12,310)

Class Y	(52,935)	(54,736)

Net realized short-term gain on investments

Class A	—	(283,379)

Class B	—	(8,158)

Class C	—	(54,730)

Class M	—	(11,932)

Class Y	—	(64,019)

From net realized long-term gain on investments
Class A	(56,580)	(105,309)

Class B	(3,059)	(3,213)

Class C	(15,053)	(21,186)

Class M	(7,506)	(4,912)

Class Y	(10,200)	(23,589)

Increase (decrease) from capital share transactions (Note 4)	2,427,909	(1,528,689)

Total increase (decrease) in net assets	2,210,677	(3,283,202)

NET ASSETS

Beginning of period	16,559,745	19,842,947

End of period (including distributions in excess of net
investment income of $34,710 and undistributed net
investment income of $119,438, respectively)	$18,770,422	$16,559,745

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund	25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c,d]	(%)[d]	(%)

Class A
May 31, 2016**	$10.75	.15	.02	.17	(.25)	(.06)	(.31)	$10.61	1.66*	$10,711	.66*[e]	1.46*[e]	5*
November 30, 2015	11.81	.29	(.71)	(.42)	(.26)	(.38)	(.64)	10.75	(3.71)	10,225	1.28	2.58	38
November 30, 2014	11.10	.31	.71	1.02	(.31)	—	(.31)	11.81	9.28	14,015	1.33	2.67	96
November 30, 2013†	10.00	.23	.94	1.17	(.07)	—	(.07)	11.10	11.70*	9,269	.99*	2.13*	7*

Class B
May 31, 2016**	$10.69	.11	.03	.14	(.22)	(.06)	(.28)	$10.55	1.32*	$590	1.03*[e]	1.11*[e]	5*
November 30, 2015	11.75	.21	(.71)	(.50)	(.18)	(.38)	(.56)	10.69	(4.42)	512	2.03	1.90	38
November 30, 2014	11.07	.20	.72	.92	(.24)	—	(.24)	11.75	8.38	321	2.08	1.71	96
November 30, 2013†	10.00	.15	.97	1.12	(.05)	—	(.05)	11.07	11.19*	82	1.52*	1.37*	7*

Class C
May 31, 2016**	$10.68	.11	.01	.12	(.21)	(.06)	(.27)	$10.53	1.20*	$2,929	1.03*[e]	1.09*[e]	5*
November 30, 2015	11.73	.21	(.70)	(.49)	(.18)	(.38)	(.56)	10.68	(4.34)	2,649	2.03	1.85	38
November 30, 2014	11.05	.22	.70	.92	(.24)	—	(.24)	11.73	8.41	2,224	2.08	1.85	96
November 30, 2013†	10.00	.13	.98	1.11	(.06)	—	(.06)	11.05	11.13*	221	1.52*	1.23*	7*

Class M
May 31, 2016**	$10.71	.12	.03	.15	(.23)	(.06)	(.29)	$10.57	1.45*	$1,396	.91*[e]	1.21*[e]	5*
November 30, 2015	11.76	.24	(.71)	(.47)	(.20)	(.38)	(.58)	10.71	(4.12)	1,343	1.78	2.13	38
November 30, 2014	11.08	.22	.73	.95	(.27)	—	(.27)	11.76	8.64	438	1.83	1.82	96
November 30, 2013†	10.00	.18	.95	1.13	(.05)	—	(.05)	11.08	11.34*	66	1.34*	1.70*	7*

Class Y
May 31, 2016**	$10.77	.17[f]	.02	.19	(.27)	(.06)	(.33)	$10.63	1.79*	$3,145	.53*[e]	1.68*[e,f]	5*
November 30, 2015	11.82	.31	(.70)	(.39)	(.28)	(.38)	(.66)	10.77	(3.37)	1,830	1.03	2.77	38
November 30, 2014	11.11	.33	.72	1.05	(.34)	—	(.34)	11.82	9.52	2,845	1.08	2.76	96
November 30, 2013†	10.00	.21	.98	1.19	(.08)	—	(.08)	11.11	11.92*	503	.81*	1.96*	7*

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2016	0.32%

November 30, 2015	0.72

November 30, 2014	0.90

November 30, 2013	1.77

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f The net investment income ratio and per share amount shown may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

26	Global Dividend Fund	Global Dividend Fund	27

Notes to financial statements 5/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2015 through May 31, 2016.

Putnam Global Dividend Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks and other equity or convertible securities of large and midsize companies worldwide that pay or that Putnam Management expects to pay dividends, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in common stocks and other equity or convertible securities of companies that pay or that Putnam Management expect to pay dividends. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in developed countries, but may invest in emerging markets. Value stocks are those that Putnam Management believes are currently undervalued by the market and that Putnam Management believes may produce attractive levels of dividend income. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment advisor, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique

28	Global Dividend Fund

to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Global Dividend Fund	29

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $60,365 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability

30	Global Dividend Fund

company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $299,350 and the value of securities loaned amounted to $292,774.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $205,731 recognized during the period between November 1, 2015 and November 30, 2015 to its fiscal year ending November 30, 2016.

The aggregate identified cost on a tax basis is $18,949,556, resulting in gross unrealized appreciation and depreciation of $1,920,943 and $1,807,741, respectively, or net unrealized appreciation of $113,202.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Global Dividend Fund	31

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in, or invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class  A shares) and the annualized performance of the MSCI World Index (Net Dividends) over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.347% of the fund’s average net assets before a decrease of $2,986 (0.018% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2018, to the extent that the total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, any upward or downward adjustments to the fund’s base management fee and acquired fund fees and expenses) would not exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $52,812 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $199.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

32	Global Dividend Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$10,194	Class M	1,441

Class B	568	Class Y	2,269

Class C	2,745	Total	$17,217

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $19 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets

Global Dividend Fund	33

attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$12,312	Class M	5,209

Class B	2,739	Total	$33,498

Class C	13,238

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,266 and $25 from the sale of class A and class M shares, respectively, and received $200 and $29 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$1,955,181	$825,689

U.S. government securities (Long-term)	—	—

Total	$1,955,181	$825,689

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/16		Year ended 11/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	177,437	$1,850,327	344,517	$3,897,764

Shares issued in connection with
reinvestment of distributions	27,508	287,902	54,979	614,504

	204,945	2,138,229	399,496	4,512,268

Shares repurchased	(146,563)	(1,510,140)	(635,601)	(7,194,632)

Net increase (decrease)	58,382	$628,089	(236,105)	$(2,682,364)

	Six months ended 5/31/16		Year ended 11/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	9,616	$97,343	24,504	$279,060

Shares issued in connection with
reinvestment of distributions	1,303	13,584	1,628	18,134

	10,919	110,927	26,132	297,194

Shares repurchased	(2,898)	(29,140)	(5,564)	(60,880)

Net increase	8,021	$81,787	20,568	$236,314

34	Global Dividend Fund

	Six months ended 5/31/16		Year ended 11/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	49,816	$513,489	116,755	$1,338,827

Shares issued in connection with
reinvestment of distributions	6,608	68,790	10,285	114,350

	56,424	582,279	127,040	1,453,177

Shares repurchased	(26,429)	(266,777)	(68,576)	(740,738)

Net increase	29,995	$315,502	58,464	$712,439

	Six months ended 5/31/16		Year ended 11/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	26,212	$262,502	89,761	$1,013,997

Shares issued in connection with
reinvestment of distributions	3,558	37,129	2,628	29,154

	29,770	299,631	92,389	1,043,151

Shares repurchased	(23,112)	(236,373)	(4,259)	(47,081)

Net increase	6,658	$63,258	88,130	$996,070

	Six months ended 5/31/16		Year ended 11/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	153,708	$1,620,371	43,472	$495,109

Shares issued in connection with
reinvestment of distributions	6,001	62,794	12,686	142,017

	159,709	1,683,165	56,158	637,126

Shares repurchased	(33,768)	(343,892)	(126,836)	(1,428,274)

Net increase (decrease)	125,941	$1,339,273	(70,678)	$(791,148)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$963,589	$3,978,880	$2,811,806	$2,394	$2,130,663

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Global Dividend Fund	35

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$3,900,000

Warrants (number of warrants)	39,200

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$16,279	Payables	$66,404

Equity contracts	Investments	138,939	Payables	—

Total		$155,218		$66,404

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$83,860	$83,860

Total	$83,860	$83,860

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(66,904)	$(66,904)

Equity contracts	26,634	—	$26,634

Total	$26,634	$(66,904)	$(40,270)

36	Global Dividend Fund

This page left blank intentionally.

Global Dividend Fund	37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

Forward currency contracts#	$—	$226	$746	$1,348	$10,240	$—	$833	$2,886	$—	$16,279

Total Assets	$—	$226	$746	$1,348	$10,240	$—	$833	$2,886	$—	$16,279

Liabilities:

Forward currency contracts#	$16,560	$20,869	$5,640	$4,992	$—	$2,610	$5,670	$8,990	$1,073	$66,404

Total Liabilities	$16,560	$20,869	$5,640	$4,992	$—	$2,610	$5,670	$8,990	$1,073	$66,404

Total Financial and Derivative Net Assets	$(16,560)	$(20,643)	$(4,894)	$(3,644)	$10,240	$(2,610)	$(4,837)	$(6,104)	$(1,073)	$(50,125)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(16,560)	$(20,643)	$(4,894)	$(3,644)	$10,240	$(2,610)	$(4,837)	$(6,104)	$(1,073)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38	Global Dividend Fund	Global Dividend Fund	39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40	Global Dividend Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Dividend Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA121
301182 7/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2016